Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

Announcement relating to the outcome of the Court Sanction Hearing

Allergan plc (NYSE: AGN) (“Allergan”) today announced that the High Court of Ireland (the “Court”) has approved the previously announced proposed acquisition of Allergan by AbbVie Inc. (“AbbVie”) by means of a scheme of arrangement (the “Scheme”) under Chapter 1 of Part 9 of the Irish Companies Act 2014 (the “Act”).

The Court sanction hearing in relation to the Scheme was held earlier today at which the Court sanctioned the Scheme and confirmed the related reduction of capital.

Completion of the acquisition remains subject to the delivery to, and registration by, the Registrar of Companies in Ireland of copies of (i) the order of the Court sanctioning the Scheme and confirming the related reduction of capital; and (ii) the minute required by Section 86 of the Act in respect of the reduction of capital, each of which is expected to occur on May 8, 2020.

Accordingly, the Scheme is expected to take effect on May 8, 2020.

ABOUT ALLERGAN

Allergan plc (NYSE: AGN), headquartered in Dublin, Ireland, is a global pharmaceutical leader focused on developing, manufacturing and commercializing branded pharmaceutical, device, biologic, surgical and regenerative medicine products for patients around the world. Allergan markets a portfolio of leading brands and best-in-class products primarily focused on four key therapeutic areas including medical aesthetics, eye care, central nervous system and gastroenterology. As part of its approach to delivering innovation for better patient care, Allergan has built one of the broadest pharmaceutical and device research and development pipelines in the industry.

With colleagues and commercial operations located in approximately 100 countries, Allergan is committed to working with physicians, healthcare providers and patients to deliver innovative and meaningful treatments that help people around the world live longer, healthier lives every day.

For more information, visit Allergan’s website at www.Allergan.com.

ENQUIRIES

Allergan

Media:	Lisa Brown	+1 862 261 7320
Investors:	Manisha Narasimhan, PhD	+ 1 862 261 7162

FORWARD-LOOKING STATEMENTS

This announcement contains certain forward-looking statements, including with respect to the pending acquisition involving AbbVie and Allergan and AbbVie’s, Allergan’s and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for AbbVie and, following the acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that the pending acquisition will not be pursued, failure to obtain required financing or to satisfy any of the other conditions to the pending acquisition, adverse effects on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares and on AbbVie’s or Allergan’s operating results because of a failure to complete the pending acquisition, failure to realize the expected benefits of the pending acquisition, failure to promptly and effectively integrate Allergan’s businesses, negative effects relating to the announcement of the pending acquisition or any further announcements relating to the pending acquisition or the consummation of the pending acquisition on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the pending acquisition, general economic and business conditions that affect the combined companies following the consummation of the pending acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of AbbVie’s or, as the case may be, Allergan’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement could cause AbbVie’s plans with respect to Allergan or AbbVie’s or Allergan’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement. Additional information about economic, competitive, governmental, technological and other factors that may affect AbbVie or Allergan is set forth in AbbVie’s and Allergan’s periodic public filings with the U.S. Securities and Exchange Commission, including, but not limited to, AbbVie’s and Allergan’s Annual Report on Form 10-K for the year ended December 31, 2019, and, from time to time, AbbVie’s and Allergan’s other investor communications, in each case, the contents of which are not incorporated by reference into, nor do they form part of, this announcement.

Any forward-looking statements in this announcement are based upon information available to AbbVie, Allergan and/or their respective board of directors, as the case may be, as of the date of this announcement and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, none of AbbVie, Allergan or any member of their respective board of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to AbbVie, Allergan or their respective board of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Statement Required by the Irish Takeover Rules

The Allergan directors accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the Allergan directors (who have taken all reasonable care to ensure such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Any holder of 1% or more of any class of relevant securities of Allergan plc or AbbVie Inc. may have disclosure obligations under Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2013.

General

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions (the “Restricted Jurisdictions”). Accordingly, copies of this announcement and all other documents relating to the acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

A copy of this announcement will be available, free of charge (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on the Allergan website at www.allergan.com. The contents of the Allergan website are not incorporated into, and do not form part of, this announcement.

This announcement has been prepared for the purpose of complying with the laws of Ireland and the Takeover Rules and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside of Ireland.